SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 21, 2003


                             Northwest Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


       United States                    0-23817                  23-2900888
(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


                             301 Second Avenue
                           Warren, Pennsylvania                  16365
               (Address of principal executive office)         (Zip code)

Registrant's telephone number, including area code:  (814) 726-2140



                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 7.           Financial Statements and Exhibits

         (a)      Financial Statements of Business Acquired:  Not applicable

         (b)      Pro Forma Financial Information:   Not applicable

         (c)      Exhibits:
                  99.1     Press release dated April 21, 2003.



Item 9.           Regulation FD Disclosure - Item 12 Information

                  On April 21, 2003, Northwest Bancorp, Inc. announced financial results for its third fiscal quarter ended March 31, 2003. A copy of the press release announcing the Company's results is attached hereto as Exhibit 99.1 and is incorporated by reference herein.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              NORTHWEST BANCORP, INC.


DATE:  April 22, 2003                      By: /s/ William W. Harvey, Jr.
                                              ---------------------------------
                                              William W. Harvey, Jr.
                                              Senior Vice President, Finance and
                                                 Chief Financial Officer